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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported: April 30, 2002)



                              CISCO SYSTEMS, INC.

               (Exact name of registrant as specified in charter)




         CALIFORNIA                    0-18225                 77-0059951
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (408) 526-4000

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ITEM 5.   OTHER EVENTS

          On April 30, 2002, Cisco Systems, Inc. ("Registrant") announced that it has signed definitive agreements for the acquisition of Hammerhead Networks, Inc., a Delaware corporation, and Navarro Networks, Inc., a Delaware corporation. A copy of the press release issued by Registrant on April 30, 2002 concerning the foregoing transactions is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits:

      99.1 Press Release of Registrant, dated April 30, 2002, announcing that it has signed definitive agreements to acquire Hammerhead Networks, Inc. and Navarro Networks, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CISCO SYSTEMS, INC.

Dated: May 7, 2002                       By: /s/ LARRY R. CARTER
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                                         Larry R. Carter, Senior Vice President
                                         Finance and Administration, Chief
                                         Financial Officer and Secretary

                                 EXHIBIT INDEX


Exhibit
Number                        Description of Document
-------                       -----------------------
99.1           Press Release of Registrant, dated April 30, 2002, announcing that it has signed definitive agreements to acquire Hammerhead
               Networks, Inc. and Navarro Networks, Inc.